Reserves (Tables)	12 Months Ended
Dec. 31, 2024
Reserves
Reconciliation of reserves

	2024	2023	2022
	$m	$m	$m
Cumulative translation differences included within Retained earnings
At 1 January	(3,014)	(3,694)	(1,934)
Foreign exchange arising on consolidation	(957)	608	(1,446)
Exchange adjustments on goodwill (recorded against other reserves)	(15)	4	(24)
Foreign exchange arising on designated liabilities in net investment hedges[1]	(122)	24	(282)
Fair value movements on derivatives designated in net investment hedges	39	44	(8)
Net exchange movement in Retained earnings	(1,055)	680	(1,760)
At 31 December	(4,069)	(3,014)	(3,694)

1	Foreign exchange arising on designated liabilities in net investment hedges includes $59m in respect of designated bonds and $(181)m in respect of designated contingent consideration and other liabilities. The change in value of designated contingent consideration liabilities relates to $(180)m in respect of BMS’ share of Global Diabetes Alliance.